UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 23, 2014

Date of Report (Date of earliest event reported)

Zynga Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35375	42-1733483
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

699 Eighth Street

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(855) 449-9642

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Zynga Inc. under items 2.01, 3.02 and 9.01 on February 11, 2014. Amendment No. 1 is being filed to include the financial statements and financial information required under item 9.01.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of NaturalMotion Ltd. as of and for the year ended October 31, 2013 and the notes related thereto are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro Forma Information

The unaudited pro forma condensed combined financial information of Zynga Inc. and NaturalMotion Ltd. as of and for the year ended December 31, 2013 and the notes related thereto are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(c)	Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of NaturalMotion Ltd.

99.1	Audited consolidated financial statements of NaturalMotion Ltd. as of and for the year ended October 31, 2013 and the notes thereto

99.2	Unaudited pro forma condensed combined financial information of Zynga Inc. and NaturalMotion Ltd. as of and for the year ended December 31, 2013 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynga Inc.

Date: April 23, 2014	By:	/s/ David Lee
David Lee
Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of NaturalMotion Ltd.

99.1	Audited consolidated financial statements of NaturalMotion Ltd. as of and for the year ended October 31, 2013 and the notes thereto

99.2	Unaudited pro forma condensed combined financial information of Zynga Inc. and NaturalMotion Ltd. as of and for the year ended December 31, 2013 and the notes related thereto.